UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2020

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2020, Infrastructure and Energy Alternatives, Inc. (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”), at which the Company’s shareholders voted to, among other things, approve an amendment (the “Certificate of Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock, par value $0.0001 per share (the “Common Stock”) from 100,000,000 shares of Common Stock to 150,000,000 shares of Common Stock. Following approval by the shareholders, on May 29, 2020, the Company filed the Certificate of Amendment with the Secretary of State of Delaware.

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Voting Results

At the Company’s Annual Meeting held on May 29, 2020, a total of 16,595,739 shares of the Company’s Common Stock, representing 73.9% of the total shares of Common Stock outstanding and eligible to vote as of the record date, were represented in person or by valid proxies. This percentage constituted a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows (capitalized terms used but not defined herein have the meaning given to such terms in the Proxy Statement for the Annual Meeting, as filed with the Securities and Exchange Commission on April 10, 2020):

Proposal 1: Shareholders elected the following nominees to serve as Class III directors for a term expiring at the 2023 annual meeting of shareholders by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Derek Glanvill	13,253,293	538,477	2,803,969
Matthew Underwood	13,748,858	42,912	2,803,969

Proposal 2: Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for the year ending December 31, 2020 by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
16,537,321	28,042	30,376	—

Proposal 3: As described in Item 5.03 above, shareholders approved the Certificate of Amendment to increase the authorized number of shares of Common Stock from 100,000,000 shares of Common Stock to 150,000,000 shares of Common Stock by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
16,280,895	237,901	76,943	—

Proposal 4: Shareholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
13,121,502	620,757	49,511	2,803,969

Proposal 5: Shareholders approved, on an advisory basis, a frequency of every one year for a vote, on an advisory basis, of the compensation of the Company’s Named Executive Officers by the votes set forth in the table below:

One Year	Two Years	Three Years	Abstain
13,726,409	8,163	9,720	47,478

Say on Pay Frequency Determination
The Company has considered the outcome of the vote, on an advisory basis, of the frequency of a vote, on an advisory basis, of the compensation of the Company’s Named Executive Officers. The Company has determined, as was recommended by the Company’s board of directors and shareholders, that the Company will hold future advisory votes on the compensation of the Company’s Named Executive Officers on an annual basis until the occurrence of the next advisory vote regarding the frequency of such advisory votes. The next advisory vote regarding the frequency of such advisory votes is required to occur no later than the Company's 2026 annual meeting of shareholders.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Infrastructure and Energy Alternatives, Inc., dated as of May 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2020

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Gil Melman
Name: Gil Melman
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer